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                                                                EXHIBIT 23(b)

                    [MATTHEWS, CARTER AND BOYCE LETTERHEAD]

                      CONSENT OF INDEPENDENT ACCOUNTANTS


As independent accountants we hereby consent to the incorporation by reference in this registration statement on Form S-8, of our report dated March 3, 1994 incorporated by reference in Allied Capital Commercial Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.

                                    /s/ MATTHEWS, CARTER AND BOYCE
                                    ------------------------------------------
                                       MATTHEWS, CARTER AND BOYCE

Mclean, Virginia
February 19, 1996